UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      June 10, 2005

McRae Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-8578	56-0706710

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

402 North Main Street, Mt. Gilead, NC	27306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (910) 439-6147

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

McRae Industries, Inc. (the “Company”) announced today that its Board of Directors has approved a 1-for-200 reverse stock split, to be followed immediately by a 200-for-1 forward stock split, of the outstanding shares of both classes of its common stock (Class A and Class B). If the transaction is approved by the Company’s stockholders and implemented, the Company expects to have fewer than 300 stockholders of record of each class of its common stock, in which event the Company intends to have its shares delisted from the American Stock Exchange and to deregister its shares and cease to be a reporting company under the Securities Exchange Act of 1934.

Pursuant to the transaction, stockholders holding fewer than 200 shares of the Company’s common stock of a particular class immediately before the transaction would have such shares cancelled and converted into the right to receive from the Company a cash payment of $14.25 for each such share owned before the reverse stock split. Stockholders holding 200 or more shares of the Company’s common stock of a particular class immediately before the transaction will continue to hold the same number of shares of that class after completion of the transaction and will not receive any cash payment for their shares of that class.

The Board of Directors created a special committee of non-employee, independent directors to review the proposed transaction. The special committee received an opinion from its financial advisor, Oxford Advisors, LLC, that the cash consideration to be paid in the proposed transaction is fair, from a financial point of view, to the Company’s stockholders.

The proposed transaction is subject to approval by the holders of a majority of the issued and outstanding shares of each class of the Company’s common stock. Stockholders will be asked to approve the transaction at a special meeting of stockholders, currently expected to be held in August of this year. Even if the stockholders approve the transaction, the Board of Directors reserves the right to defer or not to implement the transaction.

A copy of the press release announcing the proposed transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document Description

99.1	Press Release issued on June 10, 2005 announcing proposed reverse/forward stock split

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCRAE INDUSTRIES, INC.

Date: June 10, 2005	By:	/s/ Marvin G. Kiser, Sr.

Marvin G. Kiser, Sr. Vice President of Finance

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

McRAE INDUSTRIES, INC.

Date of Event Reported:	Commission File No:
June 10, 2005	1-8578

Exhibit No.	Document Description

99.1	Press Release issued on June 10, 2005 announcing proposed reverse/forward stock split